UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 14, 2024
(Date of earliest event reported)
LABORATORY CORPORATION OF AMERICA HOLDINGS
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11353	13-3757370
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street
Burlington,	North Carolina	27215
(Address of principal executive offices)		(Zip Code)
(Registrant’s telephone number including area code) 336-229-1127
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act.
Title of Each Class            Trading Symbol            Name of exchange on which registered
Common Stock , $0.10 par value        LH                New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
The 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of Laboratory Corporation of America Holdings (the “Company”) was held on May 14, 2024. As of March 20, 2024, the date of record for determining the Company’s shareholders entitled to vote on the proposals presented at the Annual Meeting, there were 84,125,885 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. The holders of 77,058,074 shares of the Company’s issued and outstanding common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum. The proposals presented at the Annual Meeting are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 4, 2024 (the “Proxy Statement”). The vote results detailed below represent final results as certified by the Inspector of Elections.

Proposal 1.

The Company’s shareholders elected the following persons, who were listed in the Proxy Statement, to the Board of Directors of the Company (the “Board”) to hold office for the term expiring at the 2025 Annual Meeting of Shareholders or until their successors are elected and qualified or until their earlier death, resignation, or removal:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Adam H. Schechter	66,696,331	3,866,647	240,211	6,254,885
Kerrii B. Anderson	65,317,209	5,379,339	106,641	6,254,885
Jeffrey A. Davis	70,603,583	89,968	109,638	6,254,885
D. Gary Gilliland, M.D., Ph.D.	70,026,112	666,813	110,264	6,254,885
Kirsten M. Kliphouse	70,637,639	59,699	105,851	6,254,885
Garheng Kong, M.D., Ph.D.	68,880,113	1,816,173	106,903	6,254,885
Peter M. Neupert	67,187,525	3,507,269	108,395	6,254,885
Richelle P. Parham	68,403,353	2,291,498	108,338	6,254,885
Paul B. Rothman, M.D.	70,622,022	73,434	107,733	6,254,885
Kathryn E. Wengel	45,457,646	25,179,174	166,369	6,254,885

Proposal 2.

The Company’s shareholders approved in an advisory (non-binding) vote, the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,007,331	5,566,884	228,974	6,254,885

Proposal 3.

The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
76,120,507	832,250	105,317	0
Proposal 4.

The Company’s shareholders did not approve the shareholder proposal requesting adoption of a policy regarding shareholder opportunity to vote on excessive golden parachutes. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,219,140	65,530,226	53,823	6,254,885
Proposal 5.

The Company’s shareholders did not approve the shareholder proposal seeking an annual Board report on the transport of nonhuman primates within the United States. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,787,586	64,071,818	943,785	6,254,885
Proposal 6.

The shareholder proposal requesting that the Board issue a report on the risks of fulfilling information requests was withdrawn by the proponent and not presented at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABORATORY CORPORATION OF AMERICA HOLDINGS
Registrant

By:	/s/ SANDRA VAN DER VAART
Sandra van der Vaart
Executive Vice President, Chief Legal Officer and Corporate Secretary

May 16, 2024